                                                                    Exhibit 99.4

                                DAVOX CORPORATION
                          UNAUDITED PRO FORMA COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                  (Amounts in thousands, except per share data)



                                                                           Historical                  Pro Forma          Pro Forma
                                                                Davox Corp.          CellIt, Inc.     Adjustments          Combined
                                                                ----------           -----------      -----------          --------

Product revenue                                              $     43,366         $       3,074                         $   46,440
Service revenue                                                    50,893                 2,026                             52,919
                                                             ------------         -------------                         ----------
   Total revenue                                                   94,259                 5,100                             99,359
                                                             ------------         -------------                         ----------

Cost of product revenue                                             7,528                   792                              8,320
Cost of service revenue                                            26,401                 2,961                             29,362
                                                             ------------         -------------                         ----------
   Total cost of revenue                                           33,929                 3,753                             37,682
                                                             ------------         -------------                         ----------

   Gross profit                                                    60,330                 1,347                             61,677

Operating expenses:
  Research, development and engineering                            17,954                 4,012                             21,966
  Selling, general and administrative                              43,726                11,483           1,500 A           56,975
                                                                                                            123 A
                                                                                                            143 A
  Non-recurring restructuring costs                                 2,623                     -                              2,623
                                                             ------------         -------------                         ----------
   Total operating expenses                                        64,303                15,495                             81,564
                                                             ------------         -------------                         ----------
   Loss from operations                                           (3,973)               (14,148)                           (19,887)

Other income (expense), net                                        2,755                   (332)           (509)B            1,973
                                                             ------------         -------------                         ----------
                                                                                                             59 C
   Loss before provision for income taxes                         (1,218)               (14,480)                           (17,914)

Provision for income taxes                                            126                     -                                126
                                                              ------------         -------------                         ----------

   Net loss                                                   $   (1,344)          $    (14,480)                         $ (18,040)
                                                              ===========          ============                          =========
Dividends on Preferred Stock                                            -               (2,319)           2,319 D                -
                                                              ===========          ============                          =========
   Net income (loss) attributable to common stockholders      $   (1,344)          $    (16,799)                         $ (18,040)
                                                              ===========          ============                          =========

Net Loss Attributable to Common Stockholders per Share:
   Basic and diluted                                          $    (0.11)                   N/A                          $   (1.37)
                                                              ===========                                                =========
Weighted Average Shares Outstanding:

   Basic and diluted                                              12,636                   N/A              544 E           13,180
                                                              ===========                                                =========

                                DAVOX CORPORATION
                          UNAUDITED PRO FORMA COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                  (Amounts in thousands, except per share data)


                                                                         Historical                    Pro Forma          Pro Forma
                                                             Davox Corp.          CellIt, Inc.       Adjustments           Combined
                                                             ----------           -----------        -----------           --------
Product revenue                                              $     47,135         $       2,432                         $   49,567
Service revenue                                                    47,121                 2,667                             49,788
                                                             ------------         -------------                             ------
   Total revenue                                                   94,256                 5,099                             99,355
                                                             ------------         -------------                             ------
Cost of product revenue                                             8,012                   706                              8,718
Cost of service revenue                                            24,805                 3,934                             28,739
                                                             ------------         -------------                             ------
   Total cost of revenue                                           32,817                 4,640                             37,457
                                                             ------------         -------------                             ------
   Gross Profit                                                    61,439                   459                             61,898
Operating expenses:
  Research, development and engineering                            16,009                 4,584                             20,593
  Selling, general and administrative                              42,753                10,835       1,500 A               55,354
                                                             ------------         -------------                             ------
                                                                                                        123 A
                                                                                                        143 A
   Total operating expenses                                        58,762                15,419                             75,947
                                                             ------------         -------------                             ------

   Income (loss) from operations                                    2,677              (14,960)                            (14,049)
Other income, net                                                   4,037                 (147)       (509) B                3,381
                                                             ------------         -------------                              -----

   Income before provision for income taxes                         6,714              (15,107)                            (10,668)

Provision for income taxes                                          2,081                     -                              2,081
                                                             ------------         -------------                              -----

   Net income (loss)                                         $      4,633         $    (15,107)                         $  (12,749)
                                                             ============         =============                         ==========
Dividends on Preferred Stock                                            -                 1,466     (1,466) D                   -
                                                             ============         =============                         ==========

   Net income (loss) attributable to common stockholders:    $      4,633         $    (16,573)                         $  (12,749)
                                                             ============         =============                         ==========

Net Loss Attributable to Common Stockholders per Share:

   Basic                                                     $       0.35                   N/A                         $    (0.93)
                                                             ============         =============                         ==========
   Diluted                                                   $       0.33                   N/A                              (0.88)
                                                             ============         =============                         ==========

Weighted Average Shares Outstanding:

   Basic                                                           13,236                   N/A        544 E                13,780
                                                             ============                                               ==========

   Diluted                                                         13,945                   N/A        544 E                14,489
                                                             ============                                               ==========

                                DAVOX CORPORATION
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                             (Amounts in thousands)


                                                                         Historical                    Pro Forma        Pro Forma
                                                             Davox Corp.          CellIt, Inc.       Adjustments        Combined
                                                             ----------           -----------        -----------        --------
                         ASSETS

Current assets:
   Cash and short term investments                           $     67,943         $          86       (10,180) H         $  55,934
                                                                                                       (1,915) K

   Accounts receivable, net                                        11,007                 1,188                             12,195
   Deferred tax assets                                              3,791                     -                              3,791
   Prepaid expenses & other current assets                          5,310                 1,402          (377) I             6,335
                                                             ------------         -------------                          ---------
      Total current assets                                         88,051                 2,676                             78,255
Property and equipment, net                                         6,447                 1,991                              8,438
Other assets                                                        2,658                   143                              2,801
Intangible assets                                                       -                     -          7,060 F             7,060
Goodwill                                                                -                     -         15,506 G            15,506
                                                             ------------         -------------                          ---------
                                                             $     97,156         $       4,810                          $ 112,060
                                                             ============         =============                          =========
     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                          $      5,307         $       1,153                            $ 6,460
   Accrued expenses                                                 8,643                 2,388          1,300 H            12,331
   Current portion of lease obligations                                 -                 1,044                              1,044
   Borrowings under line of credit agreement                            -                 1,915         (1,915)K                 -
   Short term note payable from shareholder                             -                 1,000         (1,000)J                 -
   Customer deposits                                                4,664                   281                              4,945
   Long-term liabilities                                            8,074                 4,110         (2,266)I             9,918
                                                             ------------         -------------                          ---------
      Total current liabilities                                    26,688                11,891                             34,698
Capital lease Obligations, net of current portion                       -                   629                                629
Long-term liabilities                                                   -                   978                                978
                                                             ------------         -------------                          ---------
      Total Liabilities                                            26,688                13,498                             36,305
Redeemable Convertible Preferred Stock - $.001 par value                -                34,297          1,000 J                 -
                                                                                                       (35,297)L

Stockholders' equity:
   Common stock                                                     1,456                    16             54 H             1,510
                                                                                                           (16)L

   Capital in excess of par                                        82,136                 7,421          5,233 H            87,369
                                                                                                        (7,421)L

   Accumulated translation                                           (345)                   -                                (345)
   Retained earnings (deficit)                                      9,644              (50,422)         50,422 L             9,644
                                                             ------------         -------------                          ---------
                                                                   92,891              (42,985)                             98,178

Less:  Treasury stock                                             (22,423)                   -                             (22,423)
                                                             ------------         -------------                          ---------
      Total stockholders' equity (deficit)                         70,468              (42,985)                             75,755
                                                             ------------         -------------                          ---------

                                                             $     97,156         $       4,810                          $ 112,060
                                                             ============         =============                          =========

                                DAVOX CORPORATION
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION

(1) Introduction to Pro Forma Condensed Combined Consolidated Financial Information

     On January 14, 2002, Davox Corporation (Davox) completed its acquisition of CellIt, Inc. (CellIt), a Florida corporation, by means of a merger of AP Acquisition Corp, a Delaware corporation and a wholly-owned subsidiary of Davox, with and into CellIt pursuant to an Agreement and Plan of Merger dated as of January 10, 2002 (the Merger). CellIt is a provider of comprehensive, unified customer interaction management solutions for contact centers.

     Upon the effective time of the Merger, Davox issued an aggregate of 544,366 shares of Davox common stock, par value $0.10 per share, and $9,259,313 in cash in exchange for all of the outstanding shares of capital stock of CellIt. Additionally, pursuant to the terms of the merger agreement, Davox made payments totaling $920,741 to satisfy certain obligations of CellIt shareholders. Pursuant to the terms of the Merger, each outstanding share of capital stock of CellIt converted into the right to receive the following consideration:

     . Each outstanding share of CellIt Series A Redeemable Convertible Preferred Stock was converted into the right to receive approximately
          0. 019 shares of Davox common stock and approximately $0.269 in cash.

     .    Each outstanding share of CellIt Series B Redeemable
          Convertible Preferred Stock was converted into the right to receive approximately 0.044 shares of Davox common stock and approximately $0.625 in cash.

     . Each outstanding share of CellIt Common Stock was converted into the right to receive a cash payment equal to approximately $0.095.

     Each holder of CellIt capital stock who was otherwise entitled to a fraction of a share of Davox common stock received cash in lieu thereof. In accordance with the terms of the merger agreement and an escrow agreement, an aggregate of $2,230,000 in cash has been placed in an escrow account to secure certain indemnification obligations of CellIt under the merger agreement. These amounts have been treated as issued and paid in the accompanying combined condensed consolidated balance sheet.

     Davox engaged a third-party appraiser to conduct a valuation of the intangible assets and to assist in the determination of useful lives for such assets. Based on the appraisal, approximately $6.0 million of the purchase price has been allocated to developed technology, $0.5 million has been allocated to customer relationships and $0.6 million has been allocated to employment contracts and non-compete agreements. The amounts allocated to all of these identified intangible assets is expected to be amortized over their estimated useful lives of four years. The remaining $15,506 has been allocated to goodwill, which will be subject to an annual impairment test in accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets.

     Based on the timing of the finalization of integration plans and other factors, the final purchase adjustments may differ materially from those presented in the pro forma financial information. The effect of the adjustments on the results of operations will depend on the nature and amount of assets or liabilities adjusted.

                                DAVOX CORPORATION
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION
                                   (Continued)

(2)  Basis of Presentation

     The pro forma condensed combined consolidated financial statements utilize the purchase method of accounting for the merger of Davox and CellIt, with Davox being the acquiring company for accounting purposes. Under the purchase method of accounting, the purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair value at the time of the merger. The pro forma condensed combined consolidated financial statements reflect the preliminary purchase price allocation based on the Company's best estimate of the fair value of the assets to be acquired and the liabilities to be assumed. Davox does not expect the final purchase price allocation to be materially different.

     In accordance with recently issued SFAS No. 142, the goodwill resulting from the acquisition of CellIt will not be amortized but rather will be tested at least annually for impairment.

     The pro forma combined condensed consolidated financial statements are for informative purposes only and are not necessarily indicative of the results of future operations of the combined company or the actual results that would have been achieved had the combination of Davox and CellIt occurred during the periods presented. The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the consolidated historical financial statements of Davox and CellIt, including the notes to all sets of financial statements.

     The unaudited pro forma condensed combined consolidated statements of operations for the years ended December 31, 2001 and 2000, give effect to the acquisition as if it had occurred at the beginning of fiscal 2000. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the acquisition of CellIt occurred at the beginning of each fiscal year. The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2001 gives effect to the acquisition as if it had occurred on December 31, 2001. The purchase price consisting of $10,180, 544,366 shares of Davox common stock valued at $5,287 and acquisition costs of $1,300 is allocated as of December 31, 2001 as follows (amounts in thousands):



             Adjusted net liabilities of CellIt assumed        $ (5,799)
             Acquired technology                                  6,000
             Customer relationships                                 490
             Employment contracts & non-competes                    570
             Goodwill                                            15,506
                                                                 ------
                                                               $ 16,767
                                                               ========

                                DAVOX CORPORATION
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION
                                   (Continued)

(3)  Pro Forma Adjustments

     Statements of Operations

     Adjustments to record the acquisition of CellIt as if it had occurred at the beginning of December 31, 2001 and 2000, respectively, are as follows (amounts in thousands, except share data):


                                                                                           Year Ended            Year Ended
                                                                                         December 31, 2001    December 31, 2000
                                                                                         -----------------    -----------------

     A      Gives effect to the amortization of acquired technology                           $  1,500              $  1,500
            Gives effect to the amortization of customer relationships                        $    123              $    123
            Gives effect to the amortization of employment contracts &                        $    143              $    143
            non-competes

     B      Gives effect to reduction in interest income related to the                       $    509              $    509
            utilization of $10,180 in cash for the acquisition at the
            beginning of the year

     C      Gives effect to reduction in interest expense related to the                      $     59              $      -
            payoff of the borrowings under the line of credit

     D      To eliminate accretion on CellIt Redeemable Preferred Stock                       $  2,319              $  1,466

     E      To record the increase in the number of common shares outstanding                  544,366               544,366
            issued in conjunction with acquisition - shares assumed
            outstanding the entire period presented



     Balance Sheet

     Adjustments to record the acquisition of CellIt as if it occurred as of December 31, 2001 (amounts in thousands):


                                                                                                                  As of
                                                                                                            December 31, 2001
                                                                                                            -----------------

            F      To record acquired technology                                                                $ 6,000
                   To record customer relationships                                                                 490
                   To record employment contracts & non-competes                                                    570
                                                                                                                    ---
                       Total intangible assets                                                                    7,060

            G      To record goodwill                                                                            15,506

            H      To record purchase price:
                       Cash paid                                                                                 10,180
                       Issuance of common stock                                                                   5,287
                       Estimated acquisition costs                                                                1,300
                                                                                                                  -----
                                                                                                                 16,767


                                DAVOX CORPORATION
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       CONSOLIDATED FINANCIAL INFORMATION
                                   (Continued)



            I      Adjustment to fair value of acquired deferred revenue                                               (2,266)
                   Adjustment to fair value of acquired prepaid assets                                                   (377)

            J      To record conversion of short-term note payable into Series B Redeemable
                   Convertible Preferred Stock                                                                          1,000

            K      To record payoff of CellIt's borrowings under line of credit                                         1,915

            L      To eliminate CellIt's redeemable preferred stock and stockholders'
                   deficit

                       Redeemable convertible preferred stock                                                         (35,297)
                       Common stock                                                                                       (16)
                       Capital in excess of par                                                                        (7,421)
                       Retained deficit                                                                                50,422

